UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2022
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Brigham Minerals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive,	Suite 200
Austin,	TX	78730
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(512)	220-6350
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 22, 2022, Brigham Minerals, LLC (“Brigham LLC”), a wholly owned subsidiary of Brigham Minerals, Inc. (the “Company”), entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with Avant Royalties, LP, Avant Royalties II, LP and Avant Royalties II Sidecar Fund, LP (collectively, the “Sellers”), pursuant to which Brigham LLC agreed to acquire certain mineral and royalty interests from the Sellers (the “Midland Acquisition”).

On October 21, 2022, Brigham LLC completed the Midland Acquisition. Upon closing of the Midland Acquisition, pursuant to the terms of the Purchase Agreement, Brigham LLC delivered to the Sellers cash consideration of approximately $130,694,484, less and except $6,625,000 of cash consideration that was previously deposited in an escrow account for the benefit of the Sellers as a deposit in connection with the signing of the Purchase Agreement.

The foregoing description of the Purchase Agreement and the Midland Acquisition is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed with the SEC on August 26, 2022 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and incorporated into this Item 2.01 by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1*
Purchase and Sale Agreement, dated as of August 22, 2022, by and among Brigham Minerals, LLC, Avant Royalties, LP, Avant Royalties II, LP and Avant Royalties II Sidecar Fund, LP (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on August 26, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2022	BRIGHAM MINERALS, INC.

		By:	/s/ Kari A. Potts
		Name:	Kari A. Potts
		Title:	Vice President, General Counsel, Compliance Officer
and Corporate Secretary